UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7920

Western Asset High Income Opportunity Fund Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY			10041
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
100 First Stamford Place
Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888)777-0102

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2009

ITEM 1.                  REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / SEPTEMBER 30, 2009

Western Asset High Income Opportunity Fund Inc.

(HIO)

Managed by  WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s primary investment objective is to seek high current income. Capital appreciation is a secondary objective.

What’s inside

Letter from the chairman	I

Fund overview	1

Fund at a glance	8

Schedule of investments	9

Statement of assets and liabilities	27

Statement of operations	28

Statements of changes in net assets	29

Financial highlights	30

Notes to financial statements	31

Report of independent registered public accounting firm	42

Additional information	43

Annual chief executive officer and chief financial officer certifications	49

Dividend reinvestment plan	50

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Company Limited are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

Dear Shareholder,

While the U.S. economy remained weak during much of the twelve-month reporting period ended September 30, 2009, the lengthiest recession since the Great Depression finally appeared to have ended during the third quarter of 2009.

Looking back, the U.S. Department of Commerce reported that fourth quarter 2008 U.S. gross domestic product (“GDP”)i contracted 5.4%. Economic weakness accelerated during the first quarter of 2009, as GDP fell 6.4%. However, the economic environment started to get relatively better during the second quarter, as GDP fell 0.7%. The economy’s more modest contraction was due, in part, to smaller declines in both exports and business spending. After contracting four consecutive quarters, the Commerce Department’s advance estimate for third quarter 2009 GDP growth was 3.5%. A variety of factors helped the economy to expand, including the government’s $787 billion stimulus program and its “Cash for Clunkers” car rebate program, which helped spur an increase in car sales.

Even before GDP advanced in the third quarter, there were signs that the economy was starting to regain its footing. As an example, the manufacturing sector, as measured by the Institute for Supply Management’s PMIii, rose to 52.9 in August 2009, the first time it surpassed 50 since January 2008 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). While the PMI dipped to 52.6 in September, thirteen of the eighteen manufacturing industries the PMI tracks expanded during the month. In contrast, only eleven industries expanded in August.

The long-ailing housing market also saw some improvement during the reporting period. According to its most recent data, the S&P/Case-Shiller Home Price Indexiii indicated that home prices rose 1.6% in July 2009 versus the prior month. This marked the third straight monthly gain. In addition, the National Association of Realtors’ Pending Home Sales Indexiv rose 6.4% in August, the seventh consecutive monthly increase.

Western Asset High Income Opportunity Fund Inc.	I

Letter from the chairman continued

One area that remained weak—and could hamper the pace of economic recovery—was the labor market. While monthly job losses have moderated compared to earlier in the year, the unemployment rate rose to 9.8% in September 2009, its highest level in twenty-six years. Since December 2007, more than seven million jobs have been shed and there have been twenty-one consecutive months of job losses.

The Federal Reserve Board (“Fed”)v continued to pursue an accommodative monetary policy during the reporting period. After reducing the federal funds ratevi from 5.25% in August 2007 to a range of 0 to 1/4 percent in December 2008—a historic low—the Fed has maintained this stance thus far in 2009. In conjunction with its September 2009 meeting, the Fed said that it “will continue to employ a wide range of tools to promote economic recovery and to preserve price stability. The Committee will maintain the target range for the federal funds rate at 0 to 1/4 percent and continues to anticipate that economic conditions are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

During the twelve-month reporting period ended September 30, 2009, both short- and long-term Treasury yields experienced periods of extreme volatility. When the period began, two- and ten-year Treasury yields were 2.00% and 3.85%, respectively. While earlier in 2008 investors were focused on the subprime segment of the mortgage-backed market, these concerns broadened to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This unrest triggered several “flights to quality,” causing Treasury yields to move lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). This was particularly true toward the end of 2008, as the turmoil in the financial markets and sharply falling stock prices caused investors to flee securities that were perceived to be risky, even high-quality corporate bonds and high-grade municipal bonds. When the first half of the reporting period ended on March 31, 2009, two- and ten-year Treasury yields were 0.81% and 2.71%, respectively.

During the second half of the period, Treasury yields generally moved higher (and their prices lower) until early June. Two- and ten-year yields peaked at 1.42% and 3.98%, respectively, before falling and ending the reporting period at 0.95% and 3.31%, respectively. In a reversal from 2008, investor risk aversion faded as the twelve-month reporting period progressed, driving spread sector (non-Treasury) prices higher. For the twelve-month period ended September 30, 2009, the Barclays Capital U.S. Aggregate Indexvii returned 10.56%.

II	Western Asset High Income Opportunity Fund Inc.

The high-yield bond market produced very strong results for the twelve months ended September 30, 2009. After generating extremely poor results in October and November 2008, the asset class posted positive returns during nine of the last ten months of the reporting period. This strong rally was due to a variety of factors, including the unfreezing of the credit markets, improving economic data and strong investor demand. All told, over the twelve months ended September 30, 2009, the Citigroup High Yield Market Indexviii returned 21.08%.

After falling sharply in October 2008, emerging market debt prices rallied sharply—posting positive returns during ten of the last eleven months of the reporting period. This was triggered by rising commodity prices, optimism that the worst of the global recession was over and increased investor risk appetite. Over the twelve months ended September 30, 2009, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)ix returned 18.67%.

A special note regarding increased market volatility

Dramatically higher volatility in the financial markets has been very challenging for many investors. Market movements have been rapid — sometimes in reaction to economic news, and sometimes creating the news. In the midst of this evolving market environment, we at Legg Mason want to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. Rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/cef. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•  Fund prices and performance,

•  Market insights and commentaries from our portfolio managers, and

•  A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Western Asset High Income Opportunity Fund Inc.	III

Letter from the chairman continued

Information about your fund

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

October 30, 2009

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index

i	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iv

The Pending Home Sales Index is an index created by the National Association of Realtors that tracks homes sales in which a contract is signed but the sale has not yet closed. The Index is a leading indicator of future existing home sales as it typically takes four to six weeks to close a sale after a contract has been signed.

v

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

vi

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vii

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

viii	The Citigroup High Yield Market Index is a broad-based unmanaged index of high-yield securities.
ix

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

IV	Western Asset High Income Opportunity Fund Inc.

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s primary investment objective is to seek high current income. Capital appreciation is a secondary objective. In seeking to fulfill its investment objectives, the Fund invests, under normal market conditions, at least 80% of its net assets in high-yield securities and up to 20% in common stock equivalents, including options, warrants and rights.

We employ an actively managed approach that is risk-aware and incorporates top-down macroeconomic views with industry sector insights and bottom-up credit research to derive the general framework for the Fund’s predominantly non-investment grade credit mandate. This framework provides the foundation for how the portfolio is positioned with respect to risk (aggressive, neutral, conservative), as well as sector overweights and underweights.

Risk and weightings are reviewed on a regular basis. Our bottom-up process provides the basis for populating the targeted industry weightings through individual credit selection. Analysts work closely with portfolio managers to determine which securities provide the best risk/reward relationship within their respective sectors. The research team focuses on key fundamental measures such as leverage, cash flow adequacy, liquidity, amortization schedule, underlying asset value and management integrity/track record.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?†

A. During the fiscal year, a variety of factors impacted the fixed-income market, leading to periods of fluctuating Treasury yields and elevated volatility. As the reporting period began, we were in the midst of a “flight to quality,” triggered by the seizing credit markets, forced selling by highly leveraged investors and a lack of liquidity. Investor risk aversion intensified through December 2008, given the severe disruptions in the global financial markets. At the epicenter of the turmoil was the ongoing fallout from the September 2008 bankruptcy of Lehman Brothers. This caused investors to seek the relative safety of shorter-term Treasuries, driving their yields down to historically low levels. In contrast, riskier portions of the fixed-income

†	All returns cited represent respective position and/or sector return within the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index.

Western Asset High Income Opportunity Fund Inc. 2009 Annual Report	1

Fund overview continued

market generally performed poorly, as spreads in many sectors widened to record high levels.

Overall, Treasury yields moved higher from January 2009 through the end of the fiscal year, especially on the long end of the yield curvei. This was due to less demand for these securities as risk aversion abated and, in terms of longer-term Treasuries, because of concerns regarding the massive amount of new Treasury issuance that would be needed to fund the economic stimulus package. All told, the yield on two-year Treasuries fell from 2.00% to 0.95% during the twelve-month period ended September 30, 2009. The yield on ten-year Treasuries moved from 3.85% to 3.31% over the same period.

A return to more normal market conditions, including improved liquidity and signs that the economy may be bottoming, caused a sharp rebound in the spread sectors (non-Treasuries). Following their poor performance in 2008, many of the spread sectors recouped a large portion of their earlier losses over the last nine months of the reporting period. The spread sectors were also supported by increased demand from investors seeking to generate incremental yields in a relatively low interest rate environment.

Turning to the high-yield bond market, it also experienced periods of heightened volatility during the fiscal year. In addition to an overall deterioration in credit fundamentals, extremely challenging market technicals dragged down the asset class during the first two months of the reporting period. These included the fallout from the subprime mortgage market, unrest in the financial markets, forced selling by leveraged investors, illiquidity and a rapidly weakening global economic environment. After rallying in December 2008 and January 2009, another flight to quality caused high-yield prices to weaken in the spring of 2009. During the six months ended March 31, 2009, the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Indexii (the “Index”) fell 12.65%. Over that time, riskier high-yield bonds underperformed their higher-rated counterparts, as CCC-rated and BB-rated securities returned -31.10% and -4.98%, respectively.

The high-yield market then staged an impressive rally during the second half of the fiscal year, with the Index gaining 40.25%. The market was supported by improving technicals, optimism regarding the government’s initiatives to stabilize the financial system, some encouraging corporate earnings news and signs that the recession could be drawing to a close. Collectively, investor risk appetite steadily returned and, despite rising default rates, demand for riskier high-yield securities increased. During the six months ended September 30, 2009, CCC-rated and BB-rated securities returned 70.28% and 27.73%, respectively. All told, the Index returned 22.51% for the twelve months ended September 30, 2009.

2	Western Asset High Income Opportunity Fund Inc. 2009 Annual Report

Q. How did we respond to these changing market conditions?

A. When the reporting period began, the Fund was aggressively positioned, with a lower average quality rating than that of the Index. This was based on our expectations that there was little chance of a deep or lengthy recession. In hindsight, this proved to be the wrong decision for the first half of the reporting period, as the upheaval in the financial markets during the fall of 2008 contributed to a severe global downturn that few people could have predicted. We did, however, given the weak economy, move to a more defensive posture from a sector perspective during the first half of the fiscal year. In particular, we increased our exposure to areas that generally hold up relatively well during economic declines, such as Wireless1 companies. However, these efforts were, at times, challenged due to illiquid conditions in the marketplace.

Toward the end of the fiscal year, we made several other adjustments to the Fund’s portfolio. At the end of 2008, a number of large financial institutions’ securities were downgraded to below investment grade status. As a result, the Financials sector portion of the benchmark substantially increased. Given improved fundamentals at many of these banks, we significantly increased the Fund’s exposure to the Financials sector in an attempt to reduce the Fund’s underweight versus the benchmark. During the last three months of the period, we also sought to capture profits in a number of holdings given the extremely strong performance in the high-yield market. In particular, we emphasized selling certain senior unsecured securities that had performed very well and reallocated those assets into senior secured securities. This also served to reduce the portfolio’s overall risk profile.

Finally, during the reporting period, the Fund utilized credit default swaps (“CDS”) to increase our exposure to the high-yield market when we believed it was beneficial to increase our exposure to particular securities. Utilization of these CDS resulted in a very modest detraction from performance.

Performance review

For the twelve months ended September 30, 2009, Western Asset High Income Opportunity Fund Inc. returned 16.86% based on its net asset value (“NAV”)iii and 53.69% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index, returned 22.51% for the same period. The Lipper High Current Yield Closed-End Funds Category Averageiv returned 7.42% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

1	Wireless is included in the Telecommunication Services sector.

Western Asset High Income Opportunity Fund Inc. 2009 Annual Report	3

Fund overview continued

During the twelve-month period, the Fund made distributions to shareholders totaling $0.61 per share. The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of September 30, 2009. Past performance is no guarantee of future results.

	PERFORMANCE SNAPSHOT as of September 30, 2009 (unaudited)

	PRICE PER SHARE	12-MONTH TOTAL RETURN*
	$5.70 (NAV)	16.86%
	$5.82 (Market Price)	53.69%

	All figures represent past performance and are not a guarantee of future results.

*

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Q. What were the leading contributors to performance?†

A. The Fund’s quality biases were the largest contributors to performance during the period. The Fund’s overweight to CCC and below-rated securities benefited from improved demand during the second half of the period, as investors looked to generate incremental yields given the low interest rate environment. The Fund also benefited from its underweight to B-rated securities, which underperformed the benchmark as high-yield managers tended to favor BB-rated securities in the first half of the period and increased their exposure to lower-quality (below B-rated) securities during the second half of the period.

Also contributing to results was the Fund’s overall underweight to Communications1 (+14%), as it lagged the benchmark. Within the Communications space, our underweight to Media — Non-Cable was beneficial, as advertising-based businesses continued to struggle. We also benefited by continuing to favor Wireless issuers due to their hard assets and predictable cash flows. The Fund also benefited from an underweight to the over-leveraged high-yield Information Technology sector (+18.2%), which also lagged the benchmark during the period.

In terms of security selection, the Fund benefited from its overweight to Wind Acquisition Finance SA, an Italian wireless company. The company continued to generate solid results during the period. In addition, it benefited from the thawing of the credit markets, as Wind Acquisition was able to tap the market to improve its maturity profile. An overweight to aluminum products producer Noranda Aluminium Acquisition Corp. also contributed to performance during the fiscal year. We increased the Fund’s

1	Communications consists of the following industries: Media – Cable, Media – Non-Cable and Telecommunications.
†	All returns cited represent respective position and/or sector return within the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index.

4	Western Asset High Income Opportunity Fund Inc. 2009 Annual Report

exposure to this position during the trough of the credit cycle that occurred early in the period. Noranda’s securities had been under significant pressure during the credit crisis. This was the result of the company being seen as a leveraged commodity producer that was exposed to the deteriorating construction and transportation end-markets. In addition, it had experienced a fire in one of its main plants. We believed management was navigating the situation well and the company was well positioned once aluminum market conditions improved. We correctly identified that its bonds had upside potential as management was pursuing a deleveraging strategy through debt exchanges. We also felt that the company had sufficient insurance coverage to return its main facility to operation.

Q. What were the leading detractors from performance?†

A. Sector selection, as a whole, was a detractor from relative performance over the fiscal year. During the global financial crisis, the rating agencies downgraded several financial intermediaries to below investment grade status. As a result, Financials became a larger part of the high-yield market during the fiscal year. Despite adding exposure to the Financials sector, our underweight detracted from performance as Financials rapidly recovered in the second half of the twelve-month reporting period, rising 92.8% during that time. In addition, having an overweight in the defensive Utilities sector (+9.7%) was not rewarded during the twelve months ended September 30, 2009. The sector was negatively impacted by the poor performance of both Electric Utilities and Gas Utilities issuers. The high-yield Gas Utilities sub-sector remained volatile along with commodity oil and gas prices, as investors had a cautious outlook on the global demand for energy.

Overall, security selection was also a detractor from performance. Specifically, the Fund did not benefit from its overweight to Utilities company Energy Future Holdings Corp. In an effort to remedy an overleveraged balance sheet, Energy Future Holdings attempted to renegotiate bank covenants that would have negatively impacted the senior unsecured bonds in its portfolio. This effort pressured senior unsecured bond prices over the reporting period. The Fund was also negatively impacted by its positions in two over-leveraged Gaming1 securities, Inn of the Mountain Gods Resort & Casino and Station Casinos Inc. These casino/lodging operators ultimately sought bankruptcy protection as occupancy rates dwindled and consumers chose to stay home rather than visit the casino floors. Finally, an overweight to auto supplier Visteon Corp. negatively impacted performance. Visteon also sought bankruptcy protection as demand for its products and services plummeted with the fall in global new car sales, as original equipment manufacturers (“OEMs”) found themselves flush with inventory and scrambled to reduce production volumes.

1	Gaming is included in the Consumer Discretionary sector.
†	All returns cited represent respective position and/or sector return within the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index.

Western Asset High Income Opportunity Fund Inc. 2009 Annual Report	5

Fund overview continued

Looking for additional information?

The Fund is traded under the symbol “HIO” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XHIOX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites, as well as www.leggmason.com/cef.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Standard Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset High Income Opportunity Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

October 20, 2009

6	Western Asset High Income Opportunity Fund Inc. 2009 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of September 30, 2009 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 9 through 26 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of September 30, 2009 were: Consumer Discretionary (20.2%), Financials (14.6%), Energy (14.1%), Industrials (11.4%) and Telecommunication Services (10.0%). The Fund’s portfolio composition is subject to change at any time.

RISKS: The Fund invests in high-yield debt securities, which are subject to greater risks than investments in higher-rated bonds, such as the increased risk of default and greater volatility because of the lower credit quality of the issues. Fixed-income investments are subject to interest rate risk. As interest rates rise, bond prices fall, reducing the value of the Fund’s holdings. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. In addition, the Fund may invest in foreign securities, which are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions, which could result in significant fluctuations. These risks are magnified in emerging markets.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.
ii

The Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

iii

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

iv

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended September 30, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 6 funds in the Fund’s Lipper category.

Western Asset High Income Opportunity Fund Inc. 2009 Annual Report	7

Fund at a glance† (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments

†

The bar graphs above represent the composition of the Fund’s investments as of September 30, 2009 and September 30, 2008 and do not include derivatives. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

8	Western Asset High Income Opportunity Fund Inc. 2009 Annual Report

Schedule of investments

September 30, 2009

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

FACE AMOUNT	SECURITY	VALUE
CORPORATE BONDS & NOTES — 91.6%
CONSUMER DISCRETIONARY — 18.8%
	Auto Components — 0.8%
$390,000	Affinia Group Inc., Senior Secured Notes, 10.750% due 8/15/16(a)	$421,200
	Allison Transmission Inc., Senior Notes:
290,000	11.000% due 11/1/15(a)	285,650
2,120,000	11.250% due 11/1/15(a)(b)	1,982,200
660,000	Keystone Automotive Operations Inc., Senior Subordinated Notes, 9.750% due 11/1/13	176,550
	Visteon Corp., Senior Notes:
532,000	8.250% due 8/1/10(c)	133,000
1,087,000	12.250% due 12/31/16(a)(c)	282,620
	Total Auto Components	3,281,220
	Automobiles — 0.3%
	Motors Liquidation Co., Senior Notes:
2,665,000	7.200% due 1/15/11(c)	419,737
2,125,000	7.125% due 7/15/13(c)	334,688
4,220,000	8.375% due 7/15/33(c)	706,850
	Total Automobiles	1,461,275
	Diversified Consumer Services — 0.8%
3,215,000	Education Management LLC/Education Management Finance Corp., Senior Subordinated Notes, 10.250% due 6/1/16	3,584,725
	Hotels, Restaurants & Leisure — 6.3%
1,345,000	Ameristar Casinos Inc., Senior Notes, 9.250% due 6/1/14(a)	1,402,162
675,000	Boyd Gaming Corp., Senior Subordinated Notes, 7.125% due 2/1/16	597,375
618,000	Denny’s Holdings Inc., Senior Notes, 10.000% due 10/1/12	627,270
1,695,000	Downstream Development Quapaw, Senior Notes, 12.000% due 10/15/15(a)	1,322,100
	El Pollo Loco Inc.:
2,915,000	Senior Notes, 11.750% due 11/15/13	2,696,375
695,000	Senior Secured Notes, 11.750% due 12/1/12(a)	735,831
445,000	Fontainebleau Las Vegas Holdings LLC/Fontainebleau Las Vegas Capital Corp., 10.250% due 6/15/15(a)(c)	14,463
	Harrah’s Operating Co. Inc.:
2,650,000	Senior Notes, 10.750% due 2/1/16	2,153,125
	Senior Secured Notes:
725,000	10.000% due 12/15/15(a)	605,375
1,420,000	11.250% due 6/1/17(a)	1,441,300
520,000	10.000% due 12/15/18(a)	416,000
2,200,000	Harrahs Operating Escrow LLC/Harrahs Escrow Corp., Senior Secured Notes, 11.250% due 6/1/17(a)	2,271,500

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2009 Annual Report	9

Schedule of investments continued

September 30, 2009

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Hotels, Restaurants & Leisure — 6.3% continued
$1,640,000	Indianapolis Downs LLC & Capital Corp., Senior Secured Notes, 11.000% due 11/1/12(a)	$975,800
3,030,000	Inn of the Mountain Gods Resort & Casino, Senior Notes, 12.000% due 11/15/10(c)(d)	1,416,525
	MGM MIRAGE Inc.:
	Senior Notes:
95,000	8.500% due 9/15/10	94,763
1,915,000	11.375% due 3/1/18(a)	1,809,675
	Senior Secured Notes:
150,000	10.375% due 5/15/14(a)	160,875
360,000	11.125% due 11/15/17(a)	395,100
3,090,000	Senior Subordinated Notes, 8.375% due 2/1/11	2,873,700
225,000	Mohegan Tribal Gaming Authority, Senior Subordinated Notes, 6.875% due 2/15/15	153,562
430,000	Penn National Gaming Inc., Senior Subordinated Notes, 8.750% due 8/15/19(a)	433,225
1,570,000	Pinnacle Entertainment Inc., Senior Notes, 8.625% due 8/1/17(a)	1,585,700
1,065,000	Sbarro Inc., Senior Notes, 10.375% due 2/1/15	846,675
	Snoqualmie Entertainment Authority, Senior Secured Notes:
890,000	4.680% due 2/1/14(a)(e)	440,550
165,000	9.125% due 2/1/15(a)	88,275
	Station Casinos Inc.:
	Senior Notes:
1,515,000	6.000% due 4/1/12(c)(d)	454,500
2,265,000	7.750% due 8/15/16(c)(d)	690,825
85,000	Senior Subordinated Notes, 6.625% due 3/15/18(c)(d)	3,400
	Total Hotels, Restaurants & Leisure	26,706,026
	Household Durables — 1.2%
	American Greetings Corp., Senior Notes:
490,000	7.375% due 6/1/16	471,625
55,000	7.375% due 6/1/16	46,750
465,000	K Hovnanian Enterprises Inc., Senior Notes, 11.500% due 5/1/13	492,900
1,790,000	Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes, 9.000% due 11/1/11	1,798,950
2,250,000	Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes, 9.750% due 9/1/12	2,148,750
	Total Household Durables	4,958,975
	Leisure Equipment & Products — 0.1%
310,000	WMG Acquisition Corp., Senior Secured Notes, 9.500% due 6/15/16(a)	328,600

See Notes to Financial Statements.

10	Western Asset High Income Opportunity Fund Inc. 2009 Annual Report

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Media — 6.6%
	Affinion Group Inc.:
	Senior Notes:
$1,150,000	10.125% due 10/15/13(a)	$1,187,375
520,000	10.125% due 10/15/13	536,900
4,200,000	Senior Subordinated Notes, 11.500% due 10/15/15	4,336,500
	CCH I LLC/CCH I Capital Corp.:
930,000	Senior Notes, 11.000% due 10/1/15(c)(d)	167,400
6,965,000	Senior Secured Notes, 11.000% due 10/1/15(c)(d)	1,323,350
765,000	CCH II LLC/CCH II Capital Corp., Senior Notes, 10.250% due 10/1/13(c)(d)	860,625
	Cengage Learning Acquisitions Inc.:
830,000	Senior Notes, 10.500% due 1/15/15(a)	788,500
1,380,000	Senior Subordinated Notes, 13.250% due 7/15/15(a)	1,276,500
360,000	Charter Communications Holdings LLC, Senior Discount Notes, 12.125% due 1/15/12(c)(d)(f)	900
650,000	Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp., Senior Discount Notes, 11.750% due 5/15/11(c)(d)	4,875
3,140,000	Charter Communications Inc., Senior Secured Notes, 12.875% due 9/15/14(a)(d)	3,414,750
1,500,000	CSC Holdings Inc., Senior Notes, 8.500% due 6/15/15(a)	1,582,500
	DISH DBS Corp., Senior Notes:
480,000	6.625% due 10/1/14	468,000
705,000	7.750% due 5/31/15	722,625
2,915,000	7.875% due 9/1/19(a)	2,958,725
2,325,000	Historic TW Inc., Senior Notes, 6.625% due 5/15/29	2,392,234
2,160,000	Idearc Inc., Senior Notes, 8.000% due 11/15/16(c)	108,000
1,915,000	R.H. Donnelley Corp., Senior Notes, 8.875% due 1/15/16(c)	119,688
1,250,000	Sinclair Broadcast Group Inc., Senior Subordinated Notes, 8.000% due 3/15/12	1,109,375
1,060,000	Sun Media Corp., Senior Notes, 7.625% due 2/15/13	816,200
1,975,000	Univision Communications Inc., Senior Secured Notes, 12.000% due 7/1/14(a)	2,133,000
675,000	UPC Holding BV, Senior Notes, 9.875% due 4/15/18(a)	712,125
	Virgin Media Finance PLC:
500,000	Senior Bonds, 9.500% due 8/15/16	528,750
537,000	Senior Notes, 9.125% due 8/15/16	554,452
	Total Media	28,103,349
	Multiline Retail — 1.0%
190,000	Dollar General Corp., Senior Notes, 10.625% due 7/15/15	210,900
	Neiman Marcus Group Inc.:
3,718,395	Senior Notes, 9.000% due 10/15/15(b)	3,197,820
965,000	Senior Secured Notes, 7.125% due 6/1/28	829,900
	Total Multiline Retail	4,238,620

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2009 Annual Report	11

Schedule of investments continued

September 30, 2009

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Specialty Retail — 1.1%
	Blockbuster Inc.:
$1,495,000	Senior Secured Notes, 11.750% due 10/1/14(a)	$1,431,462
1,160,000	Senior Subordinated Notes, 9.000% due 9/1/12	748,200
365,000	Eye Care Centers of America, Senior Subordinated Notes, 10.750% due 2/15/15	376,863
155,000	Limited Brands Inc., Senior Notes, 8.500% due 6/15/19(a)	162,419
1,760,000	Michaels Stores Inc., Senior Notes, 10.000% due 11/1/14	1,742,400
	Total Specialty Retail	4,461,344
	Textiles, Apparel & Luxury Goods — 0.6%
2,340,000	Oxford Industries Inc., Senior Secured Notes, 11.375% due 7/15/15	2,518,425
	TOTAL CONSUMER DISCRETIONARY	79,642,559
CONSUMER STAPLES — 1.6%
	Food Products — 0.7%
985,000	Del Monte Corp., Senior Subordinated Notes, 7.500% due 10/15/19(a)	999,775
	Dole Food Co. Inc.:
	Senior Notes:
270,000	7.250% due 6/15/10	271,350
445,000	8.875% due 3/15/11	447,781
700,000	Senior Secured Notes, 8.000% due 10/1/16(a)	706,125
605,000	Smithfield Foods Inc., Senior Secured Notes, 10.000% due 7/15/14(a)	638,275
	Total Food Products	3,063,306
	Household Products — 0.5%
670,000	American Achievement Corp., Senior Subordinated Notes, 8.250% due 4/1/12(a)	670,000
1,235,000	Visant Holding Corp., Senior Notes, 8.750% due 12/1/13	1,262,788
	Total Household Products	1,932,788
	Tobacco — 0.4%
	Alliance One International Inc., Senior Notes:
1,150,000	10.000% due 7/15/16(a)	1,193,125
660,000	10.000% due 7/15/16(a)	684,750
	Total Tobacco	1,877,875
	TOTAL CONSUMER STAPLES	6,873,969
ENERGY — 13.5%
	Energy Equipment & Services — 1.9%
2,305,000	ANR Pipeline Co., Debentures, 9.625% due 11/1/21	3,214,928
1,400,000	Basic Energy Services Inc., Senior Secured Notes, 11.625% due 8/1/14(a)	1,491,000
1,150,000	Complete Production Services Inc., Senior Notes, 8.000% due 12/15/16	1,052,250
1,575,000	Key Energy Services Inc., Senior Notes, 8.375% due 12/1/14	1,504,125
550,000	North American Energy Alliance LLC / North American Energy Alliance Finance Corp., Senior Secured Notes, 10.875% due 6/1/16(a)	569,250

See Notes to Financial Statements.

12	Western Asset High Income Opportunity Fund Inc. 2009 Annual Report

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Energy Equipment & Services — 1.9% continued
$60,000	Southern Natural Gas Co., Senior Notes, 8.000% due 3/1/32	$71,244
	Total Energy Equipment & Services	7,902,797
	Oil, Gas & Consumable Fuels — 11.6%
1,230,000	Arch Coal Inc., Senior Notes, 8.750% due 8/1/16(a)	1,273,050
1,740,000	Atlas Pipeline Partners LP, Senior Notes, 8.750% due 6/15/18	1,400,700
4,172,000	Belden & Blake Corp., Secured Notes, 8.750% due 7/15/12	3,900,820
1,155,000	Berry Petroleum Co., Senior Notes, 10.250% due 6/1/14	1,238,737
	Chesapeake Energy Corp., Senior Notes:
2,845,000	6.625% due 1/15/16	2,702,750
1,180,000	6.250% due 1/15/18	1,062,000
585,000	7.250% due 12/15/18	555,750
360,000	Compagnie Generale de Geophysique SA, Senior Notes, 7.500% due 5/15/15	360,000
810,000	Compagnie Generale de Geophysique-Veritas, Senior Notes, 9.500% due 5/15/16(a)	860,625
550,000	Concho Resources Inc., Senior Notes, 8.625% due 10/1/17	566,500
3,448,377	Corral Petroleum Holdings AB, Senior Secured Subordinated Bonds, 5.509% due 4/15/10(a)(b)(e)	2,913,879
415,000	El Paso Corp., Medium-Term Notes, 7.800% due 8/1/31	382,679
345,000	Encore Acquisition Co., Senior Subordinated Notes, 9.500% due 5/1/16	365,700
	Enterprise Products Operating LLP:
1,380,000	Junior Subordinated Notes, 8.375% due 8/1/66(e)	1,291,927
620,000	Subordinated Notes, 7.034% due 1/15/68(e)	543,315
2,500,000	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	2,490,625
1,410,000	Forest Oil Corp., Senior Notes, 8.500% due 2/15/14(a)	1,427,625
2,815,000	International Coal Group Inc., Senior Notes, 10.250% due 7/15/14	2,575,725
	Mariner Energy Inc., Senior Notes:
940,000	7.500% due 4/15/13	911,800
555,000	8.000% due 5/15/17	510,600
480,000	MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes, 8.750% due 4/15/18	480,000
	OPTI Canada Inc., Senior Secured Notes:
770,000	7.875% due 12/15/14	592,900
1,240,000	8.250% due 12/15/14	967,200
1,495,000	Petrohawk Energy Corp., Senior Notes, 9.125% due 7/15/13	1,543,587
	Petroplus Finance Ltd., Senior Notes:
630,000	6.750% due 5/1/14(a)	592,988
780,000	7.000% due 5/1/17(a)	713,700

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2009 Annual Report	13

Schedule of investments continued

September 30, 2009

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Oil, Gas & Consumable Fuels — 11.6% continued
	Plains Exploration & Production Co., Senior Notes:
$1,125,000	10.000% due 3/1/16	$1,217,813
725,000	8.625% due 10/15/19	737,688
	Quicksilver Resources Inc., Senior Notes:
1,200,000	8.250% due 8/1/15	1,176,000
455,000	11.750% due 1/1/16	503,913
4,200,000	SandRidge Energy Inc., Senior Notes, 8.625% due 4/1/15(b)	4,184,250
3,485,000	SemGroup LP, Senior Notes, 8.750% due 11/15/15(a)(c)(d)	243,950
700,000	Teekay Corp., Senior Notes, 8.875% due 7/15/11	723,625
3,270,000	Tennessee Gas Pipeline Co., Bonds, 8.375% due 6/15/32	3,942,289
1,415,000	VeraSun Energy Corp., Senior Notes, 9.375% due 6/1/17(c)	194,563
1,325,000	W&T Offshore Inc., Senior Notes, 8.250% due 6/15/14(a)	1,212,375
1,275,000	Whiting Petroleum Corp., Senior Subordinated Notes, 7.000% due 2/1/14	1,265,437
1,303,000	Williams Cos. Inc., Notes, 8.750% due 3/15/32	1,498,176
	Total Oil, Gas & Consumable Fuels	49,125,261
	TOTAL ENERGY	57,028,058
FINANCIALS — 13.0%
	Capital Markets — 0.1%
1,420,000	Lehman Brothers Holdings Inc., Medium-Term Notes, Senior Notes, 5.250% due 2/6/12(c)	248,500
	Commercial Banks — 1.3%
830,000	BAC Capital Trust VI, Capital Securities, Junior Subordinated Notes, 5.625% due 3/8/35	645,649
600,000	BankAmerica Institutional Capital B, Junior Subordinated Bonds, 7.700% due 12/31/26(a)	561,000
	Royal Bank of Scotland Group PLC, Subordinated Notes:
765,000	5.000% due 11/12/13	702,153
330,000	5.050% due 1/8/15	296,372
3,090,000	Wells Fargo Capital XIII, Medium-Term Notes, 7.700% due 3/26/13(e)(g)	2,734,650
605,000	Wells Fargo Capital XV, Junior Subordinated Notes, 9.750% due 9/26/13(e)(g)	632,225
	Total Commercial Banks	5,572,049
	Consumer Finance — 4.7%
2,440,000	FMG Finance Pty Ltd., Senior Secured Notes, 10.625% due 9/1/16(a)	2,714,500
	Ford Motor Credit Co., Senior Notes:
477,000	5.549% due 6/15/11(e)	456,131
1,000,000	9.875% due 8/10/11	1,014,619
8,165,000	12.000% due 5/15/15	9,006,493
2,515,000	Ford Motor Credit Co., LLC, Senior Notes, 7.500% due 8/1/12	2,416,319

See Notes to Financial Statements.

14	Western Asset High Income Opportunity Fund Inc. 2009 Annual Report

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Consumer Finance — 4.7% continued
	GMAC LLC:
$5,304,000	Senior Notes, 8.000% due 11/1/31(a)	$4,322,760
74,000	Subordinated Notes, 8.000% due 12/31/18(a)	56,610
	Total Consumer Finance	19,987,432
	Diversified Financial Services — 3.8%
1,120,000	Capital One Capital V, Junior Subordinated Notes, Cumulative Trust Preferred Securities, 10.250% due 8/15/39	1,240,721
2,255,000	CCM Merger Inc., Notes, 8.000% due 8/1/13(a)	1,860,375
	CIT Group Inc., Senior Notes:
525,000	4.125% due 11/3/09(i)	423,556
1,775,000	0.420% due 3/12/10(e)(i)	1,280,219
1,250,000	Fresenius U.S. Finance II Inc., Senior Notes, 9.000% due 7/15/15(a)	1,368,750
195,000	International Lease Finance Corp., Medium-Term Notes, Senior Notes, 5.750% due 6/15/11	177,692
2,040,000	JPMorgan Chase & Co., Junior Subordinated Notes, 7.900% due 4/30/18(e)(g)	1,964,718
	Leucadia National Corp., Senior Notes:
450,000	7.750% due 8/15/13	454,500
1,220,000	8.125% due 9/15/15	1,250,500
	TNK-BP Finance SA:
1,525,000	7.875% due 3/13/18(a)	1,505,938
744,000	Senior Notes, 7.875% due 3/13/18(a)	730,087
2,850,000	Vanguard Health Holdings Co., I LLC, Senior Discount Notes, step bond to yield 12.732% due 10/1/15	2,978,250
765,000	Vanguard Health Holdings Co., II LLC, Senior Subordinated Notes, 9.000% due 10/1/14	784,125
	Total Diversified Financial Services	16,019,431
	Insurance — 1.0%
	American International Group Inc.:
860,000	Junior Subordinated Notes, 8.175% due 5/15/58(e)	522,450
	Medium-Term Notes, Senior Notes:
2,250,000	5.450% due 5/18/17	1,633,351
615,000	5.850% due 1/16/18	445,935
	Senior Notes:
340,000	5.600% due 10/18/16	249,809
1,325,000	8.250% due 8/15/18	1,127,692
590,000	MetLife Capital Trust IV, Junior Subordinated Notes, 7.875% due 12/15/37(a)	563,450
	Total Insurance	4,542,687

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2009 Annual Report	15

Schedule of investments continued

September 30, 2009

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Real Estate Investment Trusts (REITs) — 0.4%
$425,000	Host Hotels & Resorts, LP, Senior Notes, 6.375% due 3/15/15	$404,812
	Ventas Realty LP/Ventas Capital Corp., Senior Notes:
360,000	6.500% due 6/1/16	351,000
1,165,000	6.750% due 4/1/17	1,147,525
	Total Real Estate Investment Trusts (REITs)	1,903,337
	Real Estate Management & Development — 0.6%
660,400	Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes, step bond to yield 23.322% due 6/30/15(a)(d)(f)	247,650
75,000	Forest City Enterprises Inc., Senior Notes, 7.625% due 6/1/15	61,125
	Realogy Corp.:
2,300,000	Senior Notes, 10.500% due 4/15/14	1,679,000
445,000	Senior Subordinated Notes, 12.375% due 4/15/15	248,087
204,742	Senior Toggle Notes, 11.000% due 4/15/14(b)	136,154
	Total Real Estate Management & Development	2,372,016
	Thrifts & Mortgage Finance — 1.1%
5,340,000	Ocwen Capital Trust I, Junior Subordinated Capital Securities, 10.875% due 8/1/27	4,592,400
	TOTAL FINANCIALS	55,237,852
HEALTH CARE — 6.6%
	Health Care Equipment & Supplies — 0.5%
	Biomet Inc.:
310,000	Senior Notes, 11.625% due 10/15/17	339,450
1,860,000	Senior Toggle Notes, 10.375% due 10/15/17(b)	1,985,550
	Total Health Care Equipment & Supplies	2,325,000
	Health Care Providers & Services — 6.0%
3,515,000	CRC Health Corp., Senior Subordinated Notes, 10.750% due 2/1/16	2,478,075
1,640,000	DaVita Inc., Senior Subordinated Notes, 7.250% due 3/15/15	1,631,800
	HCA Inc.:
3,920,000	Debentures, 7.500% due 11/15/95	2,792,945
40,000	Senior Notes, 6.250% due 2/15/13	38,400
	Senior Secured Notes:
1,885,000	9.625% due 11/15/16(b)	1,965,112
2,820,000	7.875% due 2/15/20(a)	2,837,625
2,000,000	IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes, 8.750% due 6/15/14	2,010,000
	Tenet Healthcare Corp., Senior Notes:
2,350,000	7.375% due 2/1/13	2,338,250
1,200,000	9.000% due 5/1/15(a)	1,260,000
530,000	10.000% due 5/1/18(a)	586,975

See Notes to Financial Statements.

16	Western Asset High Income Opportunity Fund Inc. 2009 Annual Report

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Health Care Providers & Services — 6.0% continued
	Universal Hospital Services Inc., Senior Secured Notes:
$530,000	4.635% due 6/1/15(e)	$451,825
1,990,000	8.500% due 6/1/15(b)	1,960,150
3,635,000	US Oncology Holdings Inc., Senior Notes, 7.178% due 3/15/12(b)(e)	3,180,625
1,685,000	US Oncology Inc., Senior Secured Notes, 9.125% due 8/15/17(a)	1,781,888
	Total Health Care Providers & Services	25,313,670
	Pharmaceuticals — 0.1%
430,000	Elan Corp. PLC, Senior Notes, 8.750% due 10/15/16(a)	424,625
4,870,000	Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12(c)(d)	24,350
	Total Pharmaceuticals	448,975
	TOTAL HEALTH CARE	28,087,645
INDUSTRIALS — 10.8%
	Aerospace & Defense — 1.7%
	Hawker Beechcraft Acquisition Co., Senior Notes:
720,000	8.500% due 4/1/15	514,800
4,835,000	8.875% due 4/1/15(b)	3,118,575
	L-3 Communications Corp., Senior Subordinated Notes:
1,460,000	5.875% due 1/15/15	1,460,000
260,000	6.375% due 10/15/15	263,900
1,690,000	TransDigm Inc., Senior Subordinated Notes, 7.750% due 7/15/14(a)	1,641,412
	Total Aerospace & Defense	6,998,687
	Airlines — 2.5%
400,000	American Airlines Inc., Senior Secured Notes, 10.500% due 10/15/12(a)	407,000
	Continental Airlines Inc., Pass-Through Certificates:
207,548	8.312% due 4/2/11	184,718
930,000	7.339% due 4/19/14(f)	802,125
5,145,000	DAE Aviation Holdings Inc., Senior Notes, 11.250% due 8/1/15(a)	4,038,825
	Delta Air Lines Inc.:
	Pass-Through Certificates:
1,825,000	7.711% due 9/18/11	1,688,125
961,310	8.954% due 8/10/14(f)	757,031
	Senior Secured Notes:
655,000	9.500% due 9/15/14(a)	658,275
720,000	12.250% due 3/15/15(a)	675,000
	United Airlines Inc., Pass-Through Certificates:
962,968	8.030% due 7/1/11	1,054,450
305,916	6.932% due 9/1/11	299,798
	Total Airlines	10,565,347

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2009 Annual Report	17

Schedule of investments continued

September 30, 2009

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Building Products — 1.3%
	Associated Materials Inc.:
$4,265,000	Senior Discount Notes, 11.250% due 3/1/14	$3,241,400
945,000	Senior Subordinated Notes, 9.750% due 4/15/12	933,188
760,000	Nortek Inc., Senior Secured Notes, 10.000% due 12/1/13(d)(i)	779,000
4,790,000	NTK Holdings Inc., Senior Discount Notes, 10.750% due 3/1/14(d)(i)	155,675
225,000	USG Corp., Senior Notes, 9.750% due 8/1/14(a)	236,250
	Total Building Products	5,345,513
	Commercial Services & Supplies — 1.8%
435,000	ACCO Brands Corp., Senior Secured Notes, 10.625% due 3/15/15(a)	456,750
	Altegrity Inc., Senior Subordinated Notes:
280,000	10.500% due 11/1/15(a)	238,000
2,405,000	11.750% due 5/1/16(a)	1,863,875
1,745,000	DynCorp International LLC/DIV Capital Corp., Senior Subordinated Notes, 9.500% due 2/15/13	1,788,625
	RSC Equipment Rental Inc.:
2,495,000	Senior Notes, 9.500% due 12/1/14	2,420,150
965,000	Senior Secured Notes, 10.000% due 7/15/17(a)	1,042,200
	Total Commercial Services & Supplies	7,809,600
	Machinery — 0.2%
730,000	American Railcar Industries Inc., Senior Notes, 7.500% due 3/1/14	682,550
225,000	Terex Corp., Senior Notes, 10.875% due 6/1/16	246,375
	Total Machinery	928,925
	Road & Rail — 2.0%
	Kansas City Southern de Mexico, Senior Notes:
3,210,000	9.375% due 5/1/12	3,274,200
520,000	7.375% due 6/1/14	507,000
1,855,000	12.500% due 4/1/16(a)	2,059,050
355,000	Kansas City Southern Railway, Senior Notes, 13.000% due 12/15/13	410,025
2,240,000	RailAmerica Inc., Senior Secured Notes, 9.250% due 7/1/17(a)	2,357,600
	Total Road & Rail	8,607,875
	Trading Companies & Distributors — 1.1%
1,445,000	Ashtead Capital Inc., Notes, 9.000% due 8/15/16(a)	1,394,425
465,000	Ashtead Holdings PLC, Senior Secured Notes, 8.625% due 8/1/15(a)	448,725
1,855,000	H&E Equipment Services Inc., Senior Notes, 8.375% due 7/15/16	1,706,600
2,565,000	Penhall International Corp., Senior Secured Notes, 12.000% due 8/1/14(a)(d)	1,244,025
	Total Trading Companies & Distributors	4,793,775

See Notes to Financial Statements.

18	Western Asset High Income Opportunity Fund Inc. 2009 Annual Report

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Transportation Infrastructure — 0.2%
	Swift Transportation Co., Senior Secured Notes:
$460,000	8.190% due 5/15/15(a)(e)	$328,900
595,000	12.500% due 5/15/17(a)	449,225
	Total Transportation Infrastructure	778,125
	TOTAL INDUSTRIALS	45,827,847
INFORMATION TECHNOLOGY — 1.9%
	Communications Equipment — 0.6%
3,140,000	Lucent Technologies Inc., Debentures, 6.450% due 3/15/29	2,406,025
	IT Services — 0.8%
	Ceridian Corp., Senior Notes:
385,000	11.250% due 11/15/15	346,981
1,430,000	12.250% due 11/15/15(b)	1,222,650
	First Data Corp.:
250,000	5.625% due 11/1/11	205,000
1,385,000	Senior Notes, 9.875% due 9/24/15	1,272,469
290,000	SunGard Data Systems Inc., Senior Subordinated Notes, 10.250% due 8/15/15	297,250
	Total IT Services	3,344,350
	Semiconductors & Semiconductor Equipment — 0.5%
	Freescale Semiconductor Inc.:
	Senior Notes:
1,115,000	8.875% due 12/15/14	858,550
346,294	9.125% due 12/15/14(b)	240,674
905,000	Senior Subordinated Notes, 10.125% due 12/15/16	606,350
425,000	Sensata Technologies B.V., Senior Notes, 8.000% due 5/1/14	398,438
	Total Semiconductors & Semiconductor Equipment	2,104,012
	TOTAL INFORMATION TECHNOLOGY	7,854,387
MATERIALS — 8.0%
	Chemicals — 0.4%
1,270,000	Ashland Inc., Senior Notes, 9.125% due 6/1/17(a)	1,362,075
45,000	Methanex Corp., Senior Notes, 8.750% due 8/15/12	46,350
494,000	Westlake Chemical Corp., Senior Notes, 6.625% due 1/15/16	466,830
	Total Chemicals	1,875,255
	Containers & Packaging — 1.0%
705,000	BWAY Corp., Senior Subordinated Notes, 10.000% due 4/15/14(a)	749,063
	Graham Packaging Co. L.P.:
480,000	Senior Notes, 8.500% due 10/15/12	487,200
805,000	Senior Subordinated Notes, 9.875% due 10/15/14	831,162
725,000	Radnor Holdings Inc., Senior Notes, 11.000% due 3/15/10(c)(d)(f)	0

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2009 Annual Report	19

Schedule of investments continued

September 30, 2009

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Containers & Packaging — 1.0% continued
$640,000	Rock-Tenn Co., Senior Notes, 9.250% due 3/15/16	$688,000
1,495,000	Solo Cup Co., Senior Secured Notes, 10.500% due 11/1/13(a)	1,592,175
	Total Containers & Packaging	4,347,600
	Metals & Mining — 2.8%
2,625,000	Metals USA Inc., Senior Secured Notes, 11.125% due 12/1/15	2,536,406
2,500,404	Noranda Aluminium Acquisition Corp., Senior Notes, 6.163% due 5/15/15(b)(e)	1,775,287
	Novelis Inc., Senior Notes:
2,755,000	7.250% due 2/15/15	2,396,850
780,000	11.500% due 2/15/15(a)	791,700
3,030,000	Ryerson Inc., Senior Secured Notes, 12.000% due 11/1/15	2,893,650
	Teck Resources Ltd., Senior Secured Notes:
650,000	9.750% due 5/15/14	718,250
540,000	10.250% due 5/15/16	612,900
	Total Metals & Mining	11,725,043
	Paper & Forest Products — 3.8%
4,685,000	Abitibi-Consolidated Co. of Canada, Senior Secured Notes, 13.750% due 4/1/11(a)(c)	4,638,150
	Appleton Papers Inc.:
125,000	Senior Notes, 8.125% due 6/15/11(d)	102,031
720,000	Senior Secured Notes, 11.250% due 12/15/15(a)	711,481
5,375,000	Senior Subordinated Notes, 9.750% due 6/15/14(d)	2,452,344
2,180,000	Georgia-Pacific LLC, Senior Notes, 8.250% due 5/1/16(a)	2,272,650
	NewPage Corp., Senior Secured Notes:
2,005,000	7.278% due 5/1/12(e)	1,253,125
255,000	10.000% due 5/1/12	169,575
1,785,000	11.375% due 12/31/14(a)	1,762,688
3,052,635	Newpage Holding Corp., Senior Notes, 8.579% due 11/1/13(b)(e)	625,790
560,000	PE Paper Escrow GmbH, Senior Secured Notes, 12.000% due 8/1/14(a)	605,909
1,380,000	Verso Paper Holdings LLC, Senior Secured Notes, 11.500% due 7/1/14(a)	1,421,400
	Total Paper & Forest Products	16,015,143
	TOTAL MATERIALS	33,963,041
TELECOMMUNICATION SERVICES — 9.7%
	Diversified Telecommunication Services — 6.0%
1,620,000	CC Holdings GS V LLC, Senior Secured Notes, 7.750% due 5/1/17(a)	1,684,800
385,000	Cincinnati Bell Telephone Co., Senior Debentures, 6.300% due 12/1/28	288,750
670,000	Frontier Communications Corp., Senior Notes, 8.125% due 10/1/18	677,537
1,555,000	GT Group Telecom Inc., Senior Discount Notes, 13.250% due 2/1/10(c)(d)(f)	0
980,000	Hawaiian Telcom Communications Inc., Senior Subordinated Notes, 12.500% due 5/1/15(c)(d)	1,225

See Notes to Financial Statements.

20	Western Asset High Income Opportunity Fund Inc. 2009 Annual Report

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Diversified Telecommunication Services — 6.0% continued
$1,345,000	Intelsat Bermuda Ltd., Senior Notes, 11.250% due 6/15/16	$1,445,875
1,660,000	Intelsat Corp., Senior Notes, 9.250% due 8/15/14	1,709,800
1,720,000	Intelsat Intermediate Holding Co., Ltd., Senior Discount Notes, step bond to yield 11.988% due 2/1/15	1,724,300
	Intelsat Jackson Holdings Ltd., Senior Notes:
170,000	9.500% due 6/15/16	179,350
3,935,000	11.500% due 6/15/16	4,210,450
	Level 3 Financing Inc., Senior Notes:
2,815,000	12.250% due 3/15/13	2,857,225
2,320,000	9.250% due 11/1/14	2,056,100
1,710,000	Nordic Telephone Co. Holdings, Senior Secured Bonds, 8.875% due 5/1/16(a)	1,778,400
	Qwest Communications International Inc., Senior Notes:
240,000	7.500% due 2/15/14	238,200
1,585,000	8.000% due 10/1/15(a)	1,590,944
	Wind Acquisition Finance SA:
2,263,000	Senior Bonds, 10.750% due 12/1/15(a)	2,500,615
460,000	Senior Notes, 11.750% due 7/15/17(a)	520,950
1,770,000	Windstream Corp., Senior Notes, 8.625% due 8/1/16	1,818,675
	Total Diversified Telecommunication Services	25,283,196
	Wireless Telecommunication Services — 3.7%
1,340,000	ALLTEL Communications Inc., Senior Notes, 10.375% due 12/1/17(a)(b)	1,628,995
2,000,000	Cricket Communications Inc., Senior Secured Notes, 7.750% due 5/15/16(a)	2,040,000
610,000	iPCS Inc., Senior Secured Notes, 2.608% due 5/1/13(e)	518,500
120,000	MetroPCS Wireless Inc., Senior Notes, 9.250% due 11/1/14	123,300
	Sprint Capital Corp., Senior Notes:
350,000	7.625% due 1/30/11	360,063
605,000	8.375% due 3/15/12	627,687
8,585,000	8.750% due 3/15/32	8,155,750
2,260,000	True Move Co., Ltd., Notes, 10.750% due 12/16/13(a)	2,180,900
	Total Wireless Telecommunication Services	15,635,195
	TOTAL TELECOMMUNICATION SERVICES	40,918,391
UTILITIES — 7.7%
	Electric Utilities — 2.7%
15,655,000	Texas Competitive Electric Holdings Co. LLC, Senior Notes, 10.250% due 11/1/15	11,349,875
	Gas Utilities — 0.6%
2,520,000	Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes, 6.875% due 12/15/13	2,504,250

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2009 Annual Report	21

Schedule of investments continued

September 30, 2009

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Independent Power Producers & Energy Traders — 4.4%
	AES Corp.:
$1,540,000	Secured Notes, 8.750% due 5/15/13(a)	$1,576,575
	Senior Notes:
200,000	8.000% due 10/15/17	202,250
560,000	8.000% due 6/1/20	558,600
	Dynegy Holdings Inc.:
2,090,000	Senior Debentures, 7.625% due 10/15/26	1,442,100
2,915,000	Senior Notes, 7.750% due 6/1/19	2,499,612
320,000	Dynegy Inc., Bonds, 7.670% due 11/8/16	294,000
	Edison Mission Energy, Senior Notes:
1,670,000	7.750% due 6/15/16	1,469,600
1,150,000	7.200% due 5/15/19	937,250
1,785,000	7.625% due 5/15/27	1,285,200
	Energy Future Holdings Corp., Senior Notes:
1,970,000	10.875% due 11/1/17	1,497,200
1,188,800	11.250% due 11/1/17(b)	790,552
	Mirant Mid-Atlantic LLC, Pass-Through Certificates:
326,503	9.125% due 6/30/17	329,768
984,037	10.060% due 12/30/28	1,003,718
780,000	Mirant North America LLC, Senior Notes, 7.375% due 12/31/13	780,000
	NRG Energy Inc., Senior Notes:
3,250,000	7.250% due 2/1/14	3,201,250
105,000	7.375% due 1/15/17	101,850
890,000	RRI Energy Inc., Senior Notes, 7.875% due 6/15/17	873,313
	Total Independent Power Producers & Energy Traders	18,842,838
	TOTAL UTILITIES	32,696,963
	TOTAL CORPORATE BONDS & NOTES (Cost — $417,722,569)	388,130,712
ASSET-BACKED SECURITY — 0.0%
FINANCIALS — 0.0%
	Diversified Financial Services — 0.0%
9,956,016	Airplanes Pass-Through Trust, Subordinated Notes, 10.875% due 3/15/19(c)(d)(f) (Cost — $10,589,167)	0
COLLATERALIZED MORTGAGE OBLIGATION — 0.2%
1,426,493	Countrywide Home Loan Mortgage Pass-Through Trust, 5.214% due 4/20/35(e) (Cost — $888,205)	641,922
COLLATERALIZED SENIOR LOANS — 2.9%
CONSUMER DISCRETIONARY — 0.9%
	Auto Components — 0.4%
2,158,724	Allison Transmission Inc., Term Loan B, 3.206% due 8/7/14(e)	1,892,482

See Notes to Financial Statements.

22	Western Asset High Income Opportunity Fund Inc. 2009 Annual Report

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Media — 0.5%
$968,305	Idearc Inc., Term Loan B, 4.250% due 11/1/14(c)(e)	$415,026
1,500,000	Newsday LLC, Term Loan, 9.750% due 7/15/13(e)	1,569,375
	Total Media	1,984,401
	TOTAL CONSUMER DISCRETIONARY	3,876,883
ENERGY — 0.6%
	Energy Equipment & Services — 0.4%
2,589,602	Turbo Beta Ltd., Term Loan, 14.500% due 3/15/18(b)(d)(e)	1,877,461
	Oil, Gas & Consumable Fuels — 0.2%
1,500,000	Stallion Oilfield Services, Term Loan, 7.736% due 7/31/12(e)	648,750
	TOTAL ENERGY	2,526,211
FINANCIALS — 0.8%
	Diversified Financial Services — 0.2%
1,000,000	CIT Group Inc., Term Loan, 10.276% due 1/18/12(e)	1,028,750
	Real Estate Management & Department — 0.6%
2,500,000	Realogoy Corp., Term Loan, 13.500% due 10/15/17	2,609,375
	TOTAL FINANCIALS	3,638,125
INDUSTRIALS — 0.3%
	Aerospace & Defense — 0.0%
385	Hawker Beechcraft, Term Loan B, 3.798% due 3/26/14(e)	296
	Airlines — 0.3%
1,492,880	United Airlines Inc., Term Loan B, 2.331% due 1/12/14(e)	1,115,928
	Trading Companies & Distributors — 0.0%
1,120,195	Penhall International Corp., Term Loan, 12.288% due 4/1/12(e)	61,611
	TOTAL INDUSTRIALS	1,177,835
MATERIALS — 0.0%
	Paper & Forest Products — 0.0%
8,998	Verso Paper Holdings LLC, Term Loan, 11.771% due 2/1/13	2,632
TELECOMMUNICATION SERVICES — 0.3%
	Diversified Telecommunication Services — 0.3%
1,250,000	Level 3 Communications Inc., Term Loan, 11.500% due 3/13/14(e)	1,327,344
	TOTAL COLLATERALIZED SENIOR LOANS (Cost — $14,848,930)	12,549,030
CONVERTIBLE BONDS & NOTES — 0.6%
CONSUMER DISCRETIONARY — 0.3%
	Media — 0.3%
1,145,000	Virgin Media Inc., Senior Notes, 6.500% due 11/15/16(a)	1,205,113
INDUSTRIALS — 0.3%
	Airlines — 0.0%
110,000	AMR Corp., Senior Notes, 6.250% due 10/15/14	116,737

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2009 Annual Report	23

Schedule of investments continued

September 30, 2009

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Marine — 0.3%
$1,685,000	Horizon Lines Inc., Senior Notes, 4.250% due 8/15/12	$1,337,469
	TOTAL INDUSTRIALS	1,454,206
	TOTAL CONVERTIBLE BONDS & NOTES (Cost — $2,388,784)	2,659,319
SOVEREIGN BONDS — 0.7%
	Russia — 0.7%
2,784,000	Russian Federation, 7.500% due 3/31/30(a) (Cost — $3,045,368)	3,050,150

SHARES
COMMON STOCKS — 0.5%
CONSUMER STAPLES — 0.0%
	Food Products — 0.0%
73,499	Aurora Foods Inc.(d)(f)*	0
MATERIALS — 0.5%
	Chemicals — 0.5%
70,396	Georgia Gulf Corp.*	2,111,881
1	Pliant Corp.(d)(f)*	0
	TOTAL MATERIALS	2,111,881
TELECOMMUNICATION SERVICES — 0.0%
	Diversified Telecommunication Services — 0.0%
3,736	McLeodUSA Inc., Class A Shares(d)(f)*	0
20,125	Pagemart Wireless(d)(f)*	201
	TOTAL TELECOMMUNICATION SERVICES	201
	TOTAL COMMON STOCKS (Cost — $2,911,206)	2,112,082
CONVERTIBLE PREFERRED STOCKS — 0.6%
FINANCIALS — 0.6%
	Diversified Financial Services — 0.6%
3,030	Bank of America Corp., 7.250% (Cost — $3,008,006)	2,575,470
PREFERRED STOCKS — 0.4%
CONSUMER DISCRETIONARY — 0.2%
	Automobiles — 0.2%
22,300	Corts-Ford Motor Co., 7.400%	378,877
17,100	Corts-Ford Motor Co., 8.000%	292,410
1,600	Ford Motor Co., Series F, 7.550%	25,072
900	Motors Liquidation Co., 7.250%	3,026
10,100	Motors Liquidation Co., 7.250%	33,961

See Notes to Financial Statements.

24	Western Asset High Income Opportunity Fund Inc. 2009 Annual Report

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

SHARES	SECURITY	VALUE
	Automobiles — 0.2% continued
2,200	Motors Liquidation Co., 7.375%	$7,398
400	Motors Liquidation Co., 7.375%	1,345
31,700	Motors Liquidation Co., 7.500%	106,591
	Total Automobiles	848,680
	Media — 0.0%
4	ION Media Networks Inc., Series B, 12.000%(d)(f)*	0
	TOTAL CONSUMER DISCRETIONARY	848,680
FINANCIALS — 0.2%
	Consumer Finance — 0.2%
1,181	Preferred Blocker Inc., 7.000%(a)	686,862
	Diversified Financial Services — 0.0%
3,400	Preferred Plus, Trust, Series FRD-1, 7.400%	54,400
8,400	Saturns, Series F 2003-5, 8.125%	148,428
	Total Diversified Financial Services	202,828
	Thrifts & Mortgage Finance — 0.0%
37,200	Federal National Mortgage Association (FNMA), 8.250%(e)(h)*	59,892
	TOTAL FINANCIALS	949,582
	TOTAL PREFERRED STOCKS (Cost — $2,974,177)	1,798,262
WARRANTS
WARRANTS — 0.0%
1,981	Buffets Restaurant Holdings, Expires 4/28/14(d)(f)*	0
1,555	GT Group Telecom Inc., Class B Shares, Expires 2/1/10(a)(d)(f)*	0
1,000	Jazztel PLC, Expires 7/15/10(a)(d)(f)*	0
1	Turbo Cayman Ltd., Expires 11/1/14(f)*	0
	TOTAL WARRANTS (Cost — $122,751)	0
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $458,499,163)	413,516,947

FACE AMOUNT
SHORT-TERM INVESTMENT — 1.3%
	Repurchase Agreement — 1.3%
$5,448,000	Morgan Stanley tri-party repurchase agreement dated 9/30/09, 0.030% due 10/1/09; Proceeds at maturity — $5,448,005; (Fully collateralized by U.S. government agency obligation, 0.000% due 1/21/10; Market value $5,558,332) (Cost — $5,448,000)	5,448,000
	TOTAL INVESTMENTS — 98.8% (Cost — $463,947,163#)	418,964,947
	Other Assets in Excess of Liabilities — 1.2%	4,890,928
	TOTAL NET ASSETS — 100.0%	$423,855,875

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2009 Annual Report	25

Schedule of investments continued

September 30, 2009

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

*	Non-income producing security.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(c)	The coupon payment on these securities is currently in default as of September 30, 2009.
(d)	Illiquid security.
(e)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2009.
(f)	Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).
(g)	Security has no maturity date. The date shown represents the next call date.
(h)	On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae (FNMA) and Freddie Mac (FHLMC) into conservatorship.
(i)	Subsequent to September 30, 2009, this security is in default.
#	Aggregate cost for federal income tax purposes is $467,902,794.

Abbreviation used in this schedule:
GMAC	–	General Motors Acceptance Corp.

See Notes to Financial Statements.

26	Western Asset High Income Opportunity Fund Inc. 2009 Annual Report

Statement of assets and liabilities

September 30, 2009

ASSETS:
Investments, at value (Cost — $463,947,163)	$418,964,947
Foreign currency, at value (Cost — $1,375)	1,381
Cash	440
Interest and dividend receivable	10,895,921
Receivable for securities sold	4,263,740
Prepaid expenses	38,280
Total Assets	434,164,709
LIABILITIES:
Payable for securities purchased	9,869,538
Investment management fee payable	271,671
Directors’ fees payable	19,856
Accrued expenses	147,769
Total Liabilities	10,308,834
TOTAL NET ASSETS	$423,855,875
NET ASSETS:
Par value ($0.001 par value; 74,409,071 shares issued and outstanding; 500,000,000 shares authorized)	$74,409
Paid-in capital in excess of par value	745,715,977
Undistributed net investment income	4,617,729
Accumulated net realized loss on investments, written options, swap contracts and foreign currency transactions	(281,570,030)
Net unrealized depreciation on investments and foreign currencies	(44,982,210)
TOTAL NET ASSETS	$423,855,875
Shares Outstanding	74,409,071
Net Asset Value	$5.70

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2009 Annual Report	27

Statement of operations

For the Year Ended September 30, 2009

INVESTMENT INCOME:
Interest	$ 47,802,471
Dividends	457,738
Total Investment Income	48,260,209
EXPENSES:
Investment management fee (Note 2)	2,789,033
Legal fees	243,381
Directors’ fees	120,753
Shareholder reports	97,597
Excise tax (Note 1)	81,388
Stock exchange listing fees	58,848
Audit and tax	41,020
Transfer agent fees	37,449
Insurance	9,223
Custody fees	6,567
Miscellaneous expenses	12,245
Total Expenses	3,497,504
NET INVESTMENT INCOME	44,762,705
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, WRITTEN OPTIONS, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1, 3 AND 4):
Net Realized Gain (Loss) From:
Investment transactions	(56,238,440)
Written options	51,300
Swap contracts	(98,868)
Foreign currency transactions	(6,501)
Net Realized Loss	(56,292,509)
Change in Net Unrealized Appreciation/Depreciation From:
Investments	64,711,573
Written options	(42,998)
Foreign currencies	6
Change in Net Unrealized Appreciation/Depreciation	64,668,581
NET GAIN ON INVESTMENTS, WRITTEN OPTIONS, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS	8,376,072
INCREASE IN NET ASSETS FROM OPERATIONS	$ 53,138,777

See Notes to Financial Statements.

28	Western Asset High Income Opportunity Fund Inc. 2009 Annual Report

Statements of changes in net assets

FOR THE YEARS ENDED SEPTEMBER 30,	2009	2008
OPERATIONS:
Net investment income	$ 44,762,705	$43,397,535
Net realized loss	(56,292,509)	(16,109,083)
Change in net unrealized appreciation/depreciation	64,668,581	(91,797,128)
Increase (Decrease) in Net Assets From Operations	53,138,777	(64,508,676)
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(45,192,276)	(41,768,856)
Decrease in Net Assets From Distributions to Shareholders	(45,192,276)	(41,768,856)
FUND SHARE TRANSACTIONS:
Proceeds from shares issued on reinvestment of distributions (481,892 and 0 shares issued, respectively)	2,336,007	—
Increase in Net Assets From Fund Share Transactions	2,336,007	—
INCREASE (DECREASE) IN NET ASSETS	10,282,508	(106,277,532)
NET ASSETS:
Beginning of year	413,573,367	519,850,899
End of year*	$ 423,855,875	$413,573,367
* Includes undistributed net investment income of:	$4,617,729	$4,195,350

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2009 Annual Report	29

Financial highlights

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED SEPTEMBER 30:

	2009[1]	2008[1]	2007[1]	2006[1]	2005[1]
NET ASSET VALUE, BEGINNING OF YEAR	$5.59	$7.03	$7.12	$7.15	$7.28
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.60	0.59	0.55	0.54	0.52
Net realized and unrealized gain (loss)	0.12	(1.46)	(0.08)	(0.07)	(0.10)
Total income (loss) from operations	0.72	(0.87)	0.47	0.47	0.42
LESS DISTRIBUTIONS FROM:
Net investment income	(0.61)	(0.57)	(0.56)	(0.50)	(0.55)
Total distributions	(0.61)	(0.57)	(0.56)	(0.50)	(0.55)
NET ASSET VALUE, END OF YEAR	$5.70	$5.59	$7.03	$7.12	$7.15
MARKET PRICE, END OF YEAR	$5.82	$4.34	$6.47	$6.37	$6.29
Total return, based on NAV[2,3]	16.86%	(12.32)%	7.29%	7.98%	6.69%
Total return, based on Market Price[3]	53.69%	(26.04)%	10.37%	9.82%	0.04%
NET ASSETS, END OF YEAR (MILLIONS)	$424	$414	$520	$526	$529
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.00%	0.91%	0.85%[4]	0.90%	1.25%
Net expenses	1.00	0.91 [5]	0.85 [4,6]	0.90 [6]	1.25
Net investment income	12.84	9.03	7.55	7.62	7.07
PORTFOLIO TURNOVER RATE	71%	54%	56%	65%	22%

1	Per share amounts have been calculated using the average shares method.
2

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.
4

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.84%.

5	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.
6	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

30	Western Asset High Income Opportunity Fund Inc. 2009 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset High Income Opportunity Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek high current income. Capital appreciation is a secondary objective.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through November 19, 2009, the issuance date of the financial statements.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the bid and asked prices as of the close of business of that market. Equity securities for which market quotations are available are valued at the last reported sale price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund adopted Financial Accounting Standards Board Codification Section 820 (formerly Statement of Financial Accounting Standards No. 157) (“ASC Section 820”). ASC Section 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Western Asset High Income Opportunity Fund Inc. 2009 Annual Report	31

Notes to financial statements continued

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach, income approach and/or cost approach, depending on the type of the security and the particular circumstance.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$387,883,062	$247,650	$388,130,712
Asset-backed securities	—	—	0	0
Collateralized mortgage obligations	—	641,922	—	641,922
Collateralized senior loans	—	12,549,030	—	12,549,030
Convertible bonds & notes	—	2,659,319	—	2,659,319
Sovereign bonds	—	3,050,150	—	3,050,150
Common stocks:
Telecommunication services	—	—	201	201
Other common stocks	$2,111,881	—	0	2,111,881
Convertible preferred stocks	2,575,470	—	—	2,575,470
Preferred stocks:
Financials	262,720	686,862	—	949,582
Other preferred stocks	848,680	—	0	848,680
Warrants	—	—	0	0
Total long-term investments	$5,798,751	$407,470,345	$247,851	$413,516,947
Short-term investment†	—	5,448,000	—	5,448,000
Total	$5,798,751	$412,918,345	$247,851	$418,964,947

†  See Schedule of Investments for additional detailed categorizations.

32	Western Asset High Income Opportunity Fund Inc. 2009 Annual Report

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

			COMMON STOCKS
INVESTMENTS	CORPORATE	ASSET-		OTHER
IN	BOND &	BACKED	TELECOMMUNICATION	COMMON	PREFERRED
SECURITIES	NOTES	SECURITIES	SERVICES	STOCKS	STOCKS	WARRANTS	TOTAL
Balance as of September 30, 2008	$ 1,268,162	$ 0	$ 201	$ 5	—	$ 0	$ 1,268,368
Accrued premiums/ discounts	76,995	—	—	—	—	—	76,995
Realized gain/ (loss)[1]	5,197	—	—	(1,923,750)	—	(500,865)	(2,419,418)
Change in unrealized appreciation (depreciation)[2]	(33,425)	—	—	1,923,745	—	500,865	2,391,185
Net purchases (sales)	(77,761)	—	—	—	—	—	(77,761)
Net transfers in and/or out of Level 3	(991,518)	—	—	—	$ 0	—	(991,518)
Balance as of September 30, 2009	$ 247,650	$ 0	$ 201	$ 0	$ 0	$ 0	$ 247,851
Net unrealized appreciation (depreciation) for investments in securities still held at September 30, 2009[2]	$(2,303,288)	$(11,102,032)	$(8,148)	$ (235,518)	$(74,675)	$(122,751)	$(13,846,412)

1	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.
2

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market daily to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Swap agreements. The Fund may invest in swaps for the purpose of managing their exposure to interest rate, credit or market risk, or for other

Western Asset High Income Opportunity Fund Inc. 2009 Annual Report	33

Notes to financial statements continued

purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Credit default swaps

The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where a Fund has exposure to a sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

34	Western Asset High Income Opportunity Fund Inc. 2009 Annual Report

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. A liquidation payment received or made at the termination of the swap is recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as realized gain or loss at the time of receipt of payment on the Statement of Operations.

The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation/ (depreciation). Gains or losses are realized upon termination of the swap agreement. Periodic payments and premiums received or made by a Fund are recorded in the Statement of Operations as realized gains or losses, respectively. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities held as collateral for swap contracts are identified in the Portfolio of Investments and restricted cash, if any, is identified in the Statement of Assets and Liabilities. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

(d) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is treated as a

Western Asset High Income Opportunity Fund Inc. 2009 Annual Report	35

Notes to financial statements continued

realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Swaptions. The Fund may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. If a written call swaption is exercised, the writer enters a swap and is obligated to pay the fixed rate and receive a floating rate in exchange. If a written put swaption is exercised, the writer enters a swap and is obligated to pay the floating rate and receive a fixed rate in exchange. Swaptions are marked to market daily based upon quotations from market makers.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked to market daily to reflect the current market value of the swaption written. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received. When a written swaption is exercised, the premium received is added to the basis of the swap agreement entered.

Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk associated with both option contracts and swap contracts. To reduce credit risk from potential counterparty default, the Fund enters into swaption contracts with counterparties whose creditworthiness has been evaluated by the Investment Manager. The Fund bears the market risk arising from any change in index values or interest rates.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

36	Western Asset High Income Opportunity Fund Inc. 2009 Annual Report

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Credit and market risk. The Fund invests in high yield instruments that are subject to certain credit and market risks. The yields of high yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(h) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(i) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(j) Fees paid indirectly. The Fund’s custody fees are reduced according to a fee arrangement, which provides for a reduction based on the level of cash deposited with the custodian by the Fund.

Western Asset High Income Opportunity Fund Inc. 2009 Annual Report	37

Notes to financial statements continued

(k) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements. However, due to the timing of when distributions are made, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income exceeds the distributions from such taxable income for the year. The Fund paid $145,489 of federal excise taxes attributable to calendar year 2008 in March 2009. The Fund anticipates being subject to an excise tax of approximately $130,000 for calendar year 2009.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of September 30, 2009, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(l) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS	PAID-IN CAPITAL
(a)	$ 81,388	$69,256,717	$(69,338,105)
(b)	770,562	(770,562)	—

(a)	Reclassifications are primarily due to a non-deductible excise tax accrued by the Fund and the expiration of a capital loss carryover.
(b)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed-income securities, and book/tax differences in the treatment of swap contracts.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.80% of the Fund’s average daily net assets.

38	Western Asset High Income Opportunity Fund Inc. 2009 Annual Report

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited provides certain advisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated debt securities. Western Asset Limited does not receive any compensation from the Fund and is paid by Western Asset for its services to the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited a sub-advisory fee of 0.30% on the assets managed by Western Asset Limited.

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested directors (“Directors”) to defer the receipt of all or a portion of the directors’ fees earned until a later date specified by the Directors. The deferred balances are reported in the Statement of Operations under Directors’ fees and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2006. This change will have no effect on fees previously deferred. As of September 30, 2009, the Fund had accrued $11,329 as deferred compensation payable.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended September 30, 2009, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$247,590,976
Sales	241,411,375

At September 30, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$ 27,206,879
Gross unrealized depreciation	(76,144,726)
Net unrealized depreciation	$ (48,937,847)

Western Asset High Income Opportunity Fund Inc. 2009 Annual Report	39

Notes to financial statements continued

During the year ended September 30, 2009, written option transactions for the Fund were as follows:

	NOTIONAL PAR	PREMIUMS
Written options, outstanding September 30, 2008	7,600,000	$166,250
Options written	—	—
Options closed	—	—
Options exercised	(3,800,000)	(114,950)
Options expired	(3,800,000)	(51,300)
Written options, outstanding September 30, 2009	—	—

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 (formerly Statement of Financial Accounting Standards No. 161) (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

At September 30, 2009, the Fund did not hold any derivative instruments.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended September 30, 2009. The first table provides additional detail about the amounts and sources of gains/(losses) realized on derivatives during the period. The second table provides additional information about the changes in unrealized appreciation/(depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED LOSS ON DERIVATIVES RECOGNIZED

	CREDIT CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Swap Contracts	$(272,961)	—	$(272,961)

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVES RECOGNIZED

	CREDIT CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Swap Contracts	$560,647	—	$560,647

During the year ended September 30, 2009, the Fund had an average notional balance of $2,191,692 on credit default swap contracts (to sell protection) and average market value of $(18,797) on written options.

40	Western Asset High Income Opportunity Fund Inc. 2009 Annual Report

5. Distributions subsequent to September 30, 2009

On August 13, 2009, the Fund’s Board declared two distributions, each in the amount of $0.0525 per share, payable on October 30, 2009 and November 27, 2009 to shareholders of record on October 23, 2009 and November 20, 2009, respectively.

6. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended September 30, was as follows:

	2009	2008
Distributions Paid From:
Ordinary income	$45,192,276	$41,768,856

As of September 30, 2009, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$ 6,269,694
Capital loss carryforward*	(228,525,411)
Other book/tax temporary differences(a)	(50,740,953)
Unrealized appreciation/(depreciation)(b)	(48,937,841)
Total accumulated earnings/(losses) — net	$(321,934,511)

*  As of September 30, 2009, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
9/30/2010	$(141,417,884)
9/30/2011	(62,116,725)
9/30/2012	(2,542,282)
9/30/2016	(855,375)
9/30/2017	(21,593,145)
$(228,525,411)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to the deferral of post-October capital losses for tax purposes, differences between book/tax accrual of interest income on securities in default, and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

Western Asset High Income Opportunity Fund Inc. 2009 Annual Report	41

Report of independent registered public accounting firm

The Board of Directors and Shareholders
Western Asset High Income Opportunity Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset High Income Opportunity Fund Inc. as of September 30, 2009, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset High Income Opportunity Fund Inc. as of September 30, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
November 19, 2009

42	Western Asset High Income Opportunity Fund Inc. 2009 Annual Report

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset High Income Opportunity Fund Inc. (the “Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

NON-INTERESTED DIRECTORS

CAROL L. COLMAN
c/o Chairman of the Fund, Legg Mason & Co., LLC (“Legg Mason”)
620 Eighth Avenue, New York, NY 10018

Birth year	1946

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I

Term of office[1] and length of time served	Since 2007

Principal occupation(s) during past five years	President, Colman Consulting Co.

Number of portfolios in fund complex overseen by director (including the Fund)	20

Other board member ships held by Director	None

DANIEL P. CRONIN
c/o Chairman of the Fund, Legg Mason
620 Eighth Avenue, New York, NY 10018

Birth year	1946

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I

Term of office[1] and length of time served	Since 2007

Principal occupation(s) during past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)

Number of portfolios in fund complex overseen by director (including the Fund)	20

Other board member ships held by Director	None

Western Asset High Income Opportunity Fund Inc.	43

Additional information (unaudited) continued

Information about Directors and Officers

PAOLO M. CUCCHI
c/o Chairman of the Fund, Legg Mason
620 Eighth Avenue, New York, NY 10018

Birth year	1941

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II

Term of office[1] and length of time served	Since 2007

Principal occupation(s) during past five years	Professor of Italian and French languages, Drew University (since 1984); formerly, Vice President and Dean of College of Liberal Arts at Drew University (from 1984 to 2008)

Number of portfolios in fund complex overseen by director (including the Fund)	20

Other board member ships held by Director	None

LESLIE H. GELB
c/o Chairman of the Fund, Legg Mason
620 Eighth Avenue, New York, NY 10018

Birth year	1937

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III

Term of office[1] and length of time served	Since 2007

Principal occupation(s) during past five years

President Emeritus and Senior Board Fellow, The Council on Foreign Relations (since 2003); formerly, President, The Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times

Number of portfolios in fund complex overseen by director (including the Fund)	20

Other board member ships held by Director	Director of two registered investment companies advised by Blackstone Asia Advisors LLC (“Blackstone Asia Advisors”)

44	Western Asset High Income Opportunity Fund Inc.

WILLIAM R. HUTCHINSON
c/o Chairman of the Fund, Legg Mason
620 Eighth Avenue, New York, NY 10018

Birth year	1942

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III

Term of office[1] and length of time served	Since 2007

Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (Consulting) (since 2001)

Number of portfolios in fund complex overseen by director (including the Fund)	20

Other board member ships held by Director	Director of Associated Banc-Corp.

RIORDAN ROETT
c/o Chairman of the Fund, Legg Mason
620 Eighth Avenue, New York, NY 10018

Birth year	1938

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III

Term of office[1] and length of time served	Since 2007

Principal occupation(s) during past five years	The Sarita and Don Johnston Professor of Political Science and Director, of Western Hemisphere Studies, Paul H. Nitze School of Avanced International Studies, The Johns Hopkins University (since 1993)

Number of portfolios in fund complex overseen by director (including the Fund)	20

Other board member ships held by Director	None

Western Asset High Income Opportunity Fund Inc.	45

Additional information (unaudited) continued

Information about Directors and Officers

JESWALD W. SALACUSE
c/o Chairman of the Fund, Legg Mason
620 Eighth Avenue, New York, NY 10018

Birth year	1938

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I

Term of office[1] and length of time served	Since 2007

Principal occupation(s) during past five years	Henry J. Braker Professor of Commercial Law, The Fletcher School of Law and Diplomacy, Tufts University (since 1986); President, Arbitration Tribunal, World Bank/ICSID (since 2004)

Number of portfolios in fund complex overseen by director (including the Fund)	20

Other board member ships held by Director	Director of two registered investment companies advised by Blackstone Asia Advisors

INTERESTED DIRECTOR
R. JAY GERKEN, CFA[2]
Legg Mason
620 Eighth Avenue, New York, NY 10018

Birth year	1951

Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer, Class II

Term of office[1] and length of time served	Since 2002

Principal occupation(s) during past five years

Managing Director, Legg Mason; Chairman of the Board and Trustee/Director of 148 funds associated with Legg Mason Partners Fund Advisor, LLC. (“LMPFA”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (from 2002 to 2005); formerly, Chairman, President and Chief Executive Officer, Travelers Investment Advisers Inc. (from 2002 to 2005)

Number of portfolios in fund complex overseen by director (including the Fund)	135

Other board member ships held by Director	None

46	Western Asset High Income Opportunity Fund Inc.

OFFICERS

KAPREL OZSOLAK
Legg Mason
55 Water Street, New York, NY 10041

Birth year	1965

Position(s) held with Fund[1]	Chief Financial Officer and Treasurer

Term of office[1] and length of time served	Since 2007

Principal occupation(s) during past five years

Director of Legg Mason; Chief Financial Officer and Treasurer of certain funds associated with Legg Mason; formerly, Controller of certain funds associated with certain predecessor firms of Legg Mason (from 2002 to 2004)

TED P. BECKER
Legg Mason
620 Eighth Avenue, New York, NY 10018

Birth year	1951

Position(s) held with Fund[1]	Chief Compliance Officer

Term of office[1] and length of time served	Since 2006

Principal occupation(s) during past five years

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason, (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); formerly, Managing Director of Compliance at Citigroup Asset Management (“CAM”) or its predecessors (from 2002 to 2005)

ROBERT I. FRENKEL
Legg Mason
100 First Stamford Place, Stamford, CT 06902

Birth year	1954

Position(s) held with Fund[1]	Secretary and Chief Legal Officer

Term of office[1] and length of time served	Since 2003

Principal occupation(s) during past five years

Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (from 2001 to 2004)

Western Asset High Income Opportunity Fund Inc.	47

Additional information (unaudited) continued

Information about Directors and Officers

THOMAS C. MANDIA
Legg Mason
100 First Stamford Place, Stamford, CT 06902

Birth year	1962

Position(s) held with Fund[1]	Assistant Secretary

Term of office[1] and length of time served	Since 2006

Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason (since 2005); Managing Director and Deputy General Counsel for CAM (from 1992 to 2005)

STEVEN FRANK
Legg Mason
55 Water Street, New York, NY 10041

Birth year	1967

Position(s) held with Fund[1]	Controller

Term of office[1] and length of time served	Since 2007

Principal occupation(s) during past five years

Vice President of Legg Mason (since 2002); Controller of certain funds associated with Legg Mason or its predecessors (since 2005); formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (from 2001 to 2005)

ALBERT LASKAJ
Legg Mason
55 Water Street, New York, NY 10041

Birth year	1977

Position(s) held with Fund[1]	Controller

Term of office[1] and length of time served	Since 2007

Principal occupation(s) during past five years

Vice President of Legg Mason (since 2008); Controller of certain funds associated with Legg Mason (since 2007); formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2005 to 2007); formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2003 to 2005)

1         The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2011, year 2012 and year 2010, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

2         Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

48	Western Asset High Income Opportunity Fund Inc.

Annual chief executive officer and chief financial officer certifications (unaudited)

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification, and the Fund also has included the certifications of the Fund’s CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

Western Asset High Income Opportunity Fund Inc.	49

Dividend reinvestment plan (unaudited)

Under the Fund’s Dividend Reinvestment Plan (“Plan”), a shareholder whose shares of common stock are registered in his own name will have all distributions from the Fund reinvested automatically by American Stock Transfer & Trust Company (“AST”), as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of AST as dividend paying agent.

The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds the net asset value (“NAV”) per share of the common stock on the determination date (generally, the record date for the distribution), the Plan participants will be issued shares of common stock by the Fund at a price equal to the greater of NAV determined as described below or 95% of the market price of the common stock.

If the market price of the common stock is less than the NAV of the common stock at the time of valuation (which is the close of business on the determination date) AST will buy common stock in the open market, on the stock exchange or elsewhere, for the participants’ accounts. If following the commencement of the purchases and before AST has completed its purchases, the market price exceeds the NAV of the common stock as of the valuation time, AST will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) NAV as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent AST is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by AST may exceed the NAV of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the distribution had been paid in common stock issued by the Fund at such net asset value. AST will begin to purchase common stock on the open market as soon as practicable after the determination date for distributions, but in no event shall such purchases continue later than 30 days after the payment date for such distribution, or the record date for a succeeding distribution, except when necessary to comply with applicable provisions of the federal securities laws.

AST maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in each account, including information needed by a

50	Western Asset High Income Opportunity Fund Inc.

shareholder for personal and tax records. The automatic reinvestment of distributions will not relieve Plan participants of any income tax that may be payable on the distributions. Common stock in the account of each Plan participant will be held by AST in uncertificated form in the name of each Plan participant.

Plan participants are subject to no charge for reinvesting distributions under the Plan. AST’s fees for handling the reinvestment of distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the distributions. The Plan also may be amended or terminated by AST, with the Fund’s prior written consent, on at least 30 days’ written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038 or by telephone at 1-877-366-6441.

Western Asset High Income Opportunity Fund Inc.	51

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Western Asset High Income Opportunity Fund Inc.

Directors	Investment manager
Carol L. Colman	Legg Mason Partners Fund Advisor, LLC
Daniel P. Cronin
Paolo M. Cucchi	Subadvisers
Leslie H. Gelb	Western Asset Management Company
R. Jay Gerken, CFA
Chairman	Western Asset Management Company Limited
William R. Hutchinson
Riordan Roett	Custodian
Jeswald W. Salacuse	State Street Bank and Trust Company
1 Lincoln Street
Officers	Boston, Massachusetts 02111
R. Jay Gerken, CFA
President and Chief Executive Officer	Transfer agent
American Stock Transfer & Trust Company
Kaprel Ozsolak	59 Maiden Lane
Chief Financial Officer and Treasurer	New York, New York 10038

Ted P. Becker	Independent registered public accounting firm
Chief Compliance Officer	KPMG LLP
345 Park Avenue
Robert I. Frenkel	New York, New York 10154
Secretary and Chief Legal Officer
Legal counsel
Thomas C. Mandia	Simpson Thacher & Bartlett LLP
Assistant Secretary	425 Lexington Avenue
New York, New York 10017
Steven Frank
Controller	New York Stock Exchange Symbol
HIO
Albert Laskaj
Controller

Western Asset High Income Opportunity Fund Inc.
55 Water Street
New York, New York 10041

Western Asset High Income Opportunity Fund Inc.

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.
55 Water Street
New York, New York 10041

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset High Income Opportunity Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, New York 10038

WASX010408 11/09 SR09-945

ITEM 2.                                                   CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.                                                   AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.                                                   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending September 30, 2008 and September 30, 2009 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $32,600 in 2008 and $34,500 in 2009.

b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of the Item 4 for Western Asset High Income Opportunity Fund Inc.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset High Income Opportunity Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to August 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $3,200 in 2008and $3,400 in 2009. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 for the Western Asset High Income Opportunity Fund Inc..

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset High Income Opportunity Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre—approval policies and procedures described in paragraph  (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund.  The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors.  As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.  Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset High Income Opportunity Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2008 and 2009; Tax Fees were 100% and 100% for 2008 and 2009; and Other Fees were 100% and 100% for 2008 and 2009.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset High Income Opportunity Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset High Income Opportunity Fund Inc. during the reporting period were $0 in 2009.

(h) Yes.  Western Asset High Income Opportunity Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence.  All services provided by the Auditor to the Western Asset High Income Opportunity Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.                                                   AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

William R. Hutchinson

Paolo M. Cucchi

Daniel P. Cronin

Carol L. Colman

Leslie H. Gelb

Dr. Riordan Roett

Jeswald W. Salacuse

b) Not applicable

ITEM 6.                                                   SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                                                   DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below.  Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-425-6432, (2) on the fund’s website at http://www.leggmason.com/individualinvestors  and (3) on the SEC’s website at http://www.sec.gov.

Background

Western Asset Management Company (“WA”) and Western Asset Management Company Limited (“WAML”), (together “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA and WAML may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

Prior to August 1, 2003, all existing client investment management agreements (“IMAs”) will be reviewed to determine whether Western Asset has authority to vote client proxies. At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Compliance Department.

f. Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of the WA Form ADV and the WAML Form ADV, each, contain a description of Western Asset’s proxy policies. Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.  Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.  Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.  Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in foreign issuers — i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

ITEM 8.                                                   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND	LENGTH OF	PRINCIPAL OCCUPATION(S) DURING
ADDRESS	TIME SERVED	PAST 5 YEARS

S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Chief Investment Officer of Western Asset since 1998.

Stephen A. Walsh Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Deputy Chief Investment Officer of Western Asset since 2000.

Keith J. Gardner Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; portfolio manager and research analyst at Western Asset since 1994.

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006

Co-portfolio manager of the fund; Managing Director and head of U.S. Credit Products from 2003-2005 at Credit Suisse Asset Management; Executive Vice President and portfolio manager for Janus Capital in 2003.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of September 30, 2009.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

	Registered	Other Pooled
Portfolio	Investment	Investment	Other
Manager(s)	Companies	Vehicles	Accounts

S. Kenneth Leech ‡	111 registered investment companies with $187.3 billion in total assets under management	227 Other pooled investment vehicles with $110.9 illion in assets under management*	861 Other accounts with $207.7 on in total assets under management**

Stephen A. Walsh ‡	111 registered investment companies with $187.3 billion in total assets under management	227 Other pooled investment vehicles with $110.9 billion in assets under management*	861 Other accounts with $207.7 billion in total assets under management**

Keith J. Gardner ‡	5 registered investment companies with $1.2 billion in total assets under management	7 Other pooled investment vehicles with $0.6 billion in assets under management***	0 Other accounts with $0 billion in total assets under management

Michael C. Buchanan ‡	16 registered investment Companies with $9.2 billion in total assets Under management	8 Other pooled investment vehicles with $4.0 billion in assets under management	15 Other accounts with $2.3 billion in total assets under management

*	Includes 7 accounts managed, totaling $1.1 billion, for which advisory fee is performance based.
**	Includes 94 accounts managed, totaling $25.0 billion, for which advisory fee is performance based.
***	Includes 1 account managed, totaling less than $1 million, for which advisory fee is performance based.

‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”).  Mr. Leech and Mr. Walsh are involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios.  Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Portfolio Manager Compensation

With respect to the compensation of the portfolio managers, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure a portfolio manager’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because portfolio managers are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Conflicts of Interest

The manager, subadvisers and portfolio managers have interests which conflict with the interests of the fund. There is no guarantee that the policies and procedures adopted by the manager, the subadvisers and the fund will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. A portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such a portfolio manager may make general determinations across multiple funds, rather than tailoring a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund’s ability to take full advantage of the investment opportunity. Additionally, a subadviser may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, a subadviser’s trade allocation policies may result in the fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

Cross Trades. Portfolio managers may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers. Portfolio managers may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide subadvisers with brokerage and research services, These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or (as is normally the case for the funds) whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to a portfolio manager differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or a portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager. A portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, a portfolio manager’s or the manager’s or a subadviser’s desire to increase assets under management could influence the portfolio manager to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the portfolio manager might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if a portfolio manager does not personally hold an investment in the fund, the portfolio manager’s conflicts of interest with respect to the fund may be more acute.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio managers as of September 30, 2009.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned

S. Kenneth Leech	A
Stephen A. Walsh	E
Keith J. Gardner	A
Michael C. Buchanan	A

Dollar Range ownership is as follows:
A: none
B: $1 - $10,000
C: 10,001 - $50,000
D: $50,001 - $100,000
E: $100,001 - $500,000
F: $500,001 - $1 million
G: over $1 million

ITEM 9.                                                   PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.                                             SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.                                             CONTROLS AND PROCEDURES.

(a)               The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)              There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                                             EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)  Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset High Income Opportunity Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset High Income Opportunity Fund Inc.

Date:	December 2, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset High Income Opportunity Fund Inc.

Date:	December 2, 2009

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Western Asset High Income Opportunity Fund Inc.

Date:	December 2, 2009